UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CBKC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Christopher & Banks Corporation (the "Company") was held on June 26, 2019.

(b)	There were 38,197,347 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 30,700,172 of those shares were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•	the election of six directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting proxy statement (the "Say-on-Pay" vote);

•
ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2020; and

•
to authorize the Company's Board of Directors, in its discretion, to amend the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio of 1-for-3 to 1-for-8, such ratio to be determined by the Board of Directors.

The results of the voting on the election of director-nominees were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
Jonathan Duskin	12,016,033	2,307,500	74,317	16,302,322
	83.9%	16.1%	0.2%	42.7%
Seth R. Johnson	12,234,325	2,099,207	64,318	16,302,322
	85.4%	14.6%	0.2%	42.7%
Keri L. Jones	12,600,333	1,713,210	84,307	16,302,322
	88.0%	12.0%	0.2%	42.7%
Kent A. Kleeberger	11,975,721	2,353,812	68,317	16,302,322
	83.6%	16.4%	0.2%	42.7%
William F. Sharpe, III	12,139,236	2,194,297	64,317	16,302,322
	84.7%	15.3%	0.2%	42.7%
Allison M. Wing	12,635,578	1,677,965	84,307	16,302,322
	88.3%	11.7%	0.2%	42.7%

Accordingly, each of the six director-nominees was elected as a director to serve until the 2020 Annual Meeting of Stockholders.

The results of the voting on the advisory "Say-on-Pay" vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
11,533,893	2,780,383	83,574	16,302,322
80.6%	19.4%	0.2%	42.7%

Accordingly, a majority of votes cast on the advisory "Say-on-Pay" vote were "FOR" approval of the executive compensation as described in the Annual Meeting proxy statement.

The results of the voting on the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accounting firm for the fiscal year ending February 1, 2020 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
30,032,103	550,138	117,932
98.2%	1.8%	0.3%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and thus the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

The results of the voting to authorize the Board of Directors, in its discretion, to effect a reverse stock split at a ratio of 1-for-3 to 1-for-8 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
26,753,599	3,634,942	311,631
88.0%	12.0%	0.8%

Accordingly, a majority of the shares outstanding were voted in favor of authorizing the Board of Directors, in its discretion, to amend the Company's Restated Certificate of Incorporation to effect a reverse stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 27, 2019	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

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